                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 30, 1997

BA Mortgage Securities, Inc. (as depositor under a Pooling and Servicing Agreement dated as of September 1, 1997 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1997-2)


                          BA Mortgage Securities, Inc.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                  333-34225          94-324470
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(STATE OR OTHER JURISDICTION     (COMMISSION)      (I.R.S. EMPLOYER
    OF INCORPORATION)            FILE NUMBER)      IDENTIFICATION NO.)



345  Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
------------------------------------------------------------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 622-3676



          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                        Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits

                                                              Sequentially
                                                                 Numbered
Exhibit                                                           Exhibit
Number                                                              Page
------                                                        ----------
4.1            Pooling and Servicing Agreement dated as of
               September 1, 1997 among BA Mortgage
               Securities, Inc., Depositor, Bank of America,
               Federal Savings Bank and Bank of America
               National Trust and Savings Association,
               Master Servicers, and Bankers Trust
               Company of California, N.A., Trustee
               (providing for, inter alia, the issuance of
               Mortgage Pass-Through Certificates, Series
               1997-2)

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BA MORTGAGE SECURITIES, INC.



                                            By: /s/ DAVID JAMES
                                               -----------------------------
                                                 Name:  David James
                                                 Title: Vice President


Dated:  September 30, 1997


                                       3